Exhibit 10.116

CONFIDENTIAL TREATMENT REQUESTED. *********** INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.	AMD_00175670.0

AMENDMENT

Effective Date as of August 1, 2015

AMENDMENT (this “Amendment”) to the Index License Agreement for Funds (internal MSCI reference: IXF_00040) dated as of March 18, 2000 (the “Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International, Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (as successor to Barclays Global Investors, NA.) (“Licensee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

For the avoidance of doubt, the Agreement and this Amendment relate solely to “Funds” which are exchange traded fields (ETFs) listed in the United States.

MSCI and Licensee acknowledge and agree that, notwithstanding anything to the contrary, all *********** applicable to the iShares MSCI USA ETF (which tracks the performance of the MSCI USA Index) are intended to be, and shall at all times be, *********** described in this Amendment which ********************************************.

1.	MSCI USA Equal Weighted Index:

a. Before the Effective Date of this Amendment, and in accordance with the terms of the Agreement, Licensee launched the iShares MSCI USA ETF, which tracks the performance of the MSCI USA Index. On a date to be selected by Licensee following the Effective Date of this Schedule (the “Conversion Date”), Licensee shall cause the iShares MSCI USA ETF to (i) stop tracking the performance of the MSCI USA Index and (ii) begin tracking the performance of the MSCI USA Equal Weighted Index. Commencing on the Conversion Date, the iShares MSCI USA ETF shall be renamed the “iShares MSCI USA Equal Weighted ETF.”

On the Conversion Date, the Agreement shall be amended by (i) deleting all references therein to the MSCI USA Index and (ii) adding the MSCI USA Equal Weighted Index to Exhibit A of the Agreement. For the avoidance of doubt, Licensee shall have no right or license to use the MSCI USA Index under the Agreement at any time on or after the Conversion Date.

Until to Conversion Date, all *********** for the iShares MSCI USA ETF shall be *********** Section 2(c) of that certain Amendment (internal MSCI reference: AMD_00058142.0) dated as of July 1, 2011 between MSCI and Licensee; provided, however, that such ************************************************** Amendment (internal MSCI reference: AMD_00058142.0) dated as of July 1, 2011 between MSCI and Licensee).

Commencing on the Conversion Date, Licensee shall pay MSCI a *********** license fee with respect to Licensee’s use of the MSCI USA Equal Weighted Index as ***********, the iShares MSCI USA Equal Weighted ETF. For the iShares MSCI USA Equal Weighted ETF, the *********** license fee shall be as set forth in the table below, but subject to a *************************** **********************************************.

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For the avoidance of doubt, the *********** license fees shall be calculated ***********. For example, ********************** *********************************************************************************************************** ************************************************************************************************************ ****************.

AMD_ 00175670.0

b.	Definitions: As used herein, the following terms shall have the meanings set forth below:

“AUM” means, ***********, the aggregate ********************************* of such Fund during any relevant period.

“Expense Ratio” means the *********** obtained when dividing ****************************************************** ******************************************************************************. Notwithstanding anything to the contrary, if a Fund *********** or if the Fund’s ********************** or if a Fund’s ***********, then the license fees for such Fund shall be deemed to equal ****************************************************************************** **************.

c. Payment: The license fees set forth above shall be *********** to MSCI by the *********** day of the following *********** and shall be accompanied by a statement from Licensee stating that such license fees are accurate. Where necessary, all license fees applicable to any Fund shall be *********************************. Any license fees or other amounts due hereunder that are not timely paid shall ********************************************, which ****** shall begin ****** on the relevant due date and shall continue to ******** ************************************.

d. Records: Licensee shall maintain detailed and accurate records with respect to the ********************** to MSCI hereunder. During the term of the Agreement and for a period of three (3) years after its termination, Licensee shall, upon written request from MSCI, provide MSCI and/or an independent accounting organization chosen and compensated by MSCI with access to such records during normal business hours. Licensee shall promptly ******************************************************* for the period of time during which **********************. If such audit reveals **********************, then Licensee shall also **********************.

e. Taxes: Licensee shall promptly pay all federal, state and local sales, personal property, ad valorem and other taxes of a similar nature arising as a result of the Agreement, other than taxes based on MSCI’s income.

2. Miscellaneous:

a. Notwithstanding anything to the contrary, if the Conversion Date does not occur on or before July 31, 2016, then MSCI may terminate this Amendment in its entirety upon written notice to Licensee — with the effect that ****************************** *********************************************************************************************************** *********************************************************************************************************** ******************************.

b. This Amendment is intended to amend and operate in conjunction with the Agreement and, together, this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. In the event of any conflict or inconsistency between this Amendment and the Agreement (or any other amendment to the Agreement), this Amendment shall control. No right or license of any kind of granted to Licensee except as expressly provided in the Agreement and this Amendment. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

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ACCEPTED AND AGREED:

MSCI Inc.		BlackRock Fund Advisors

By:	/s/ Alex Gil	By:	/s/ Manish Mehta
Name:	Alex Gil	Name:	Manish Mehta
Title:	Executive Director	Title:	Managing Director

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